UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

First Republic Preferred Capital Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33461	91-1971389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Pine Street, San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 392-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 15, 2009, the audit committee of the board of directors of Bank of America Corporation (“Bank of America”), the ultimate parent corporation of First Republic Preferred Capital Corporation (the “Registrant”), approved the engagement of PricewaterhouseCoopers LLP (“PwC”), as the Registrant’s principal independent accountant to audit the Registrant’s financial statements. PwC currently serves as Bank of America’s principal independent accountant. This action effectively dismissed Deloitte & Touche LLP (“D&T”) on this date as the Registrant’s principal independent accountants. Such decision to change accountants was also approved by the audit committee of the board of directors of the Registrant.

The audit reports of D&T on the Registrant’s financial statements, as of and for the fiscal years ended December 26, 2008 and December 28, 2007, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 26, 2008 and December 28, 2007, and the subsequent interim period through April 15, 2009: (1) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference in connection with its audit opinion to the subject matter of the disagreement; and (2) there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 26, 2008 and December 28, 2007, and the subsequent interim period through the date of the engagement of PwC, the Registrant did not consult with PwC regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.

The Registrant provided D&T with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). D&T has provided the Registrant with a letter addressed to the SEC stating whether it agrees with the above statements, a copy of which is filed as Exhibit 16.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated April 16, 2009 of Deloitte & Touche LLP to the SEC

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REPUBLIC PREFERRED CAPITAL CORPORATION

Date: April 16, 2009	By:	/s/ Willis H. Newton, Jr.
		Name:	Willis H. Newton, Jr.
		Title:	Vice President, Chief Financial Officer, Treasurer and Director Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated April 16, 2009 of Deloitte & Touche LLP to the SEC